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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------
                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 19, 2006
                                 Date of Report
                        (Date of earliest event reported)

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                                 ISP CHEMCO INC.
             (Exact name of registrant as specified in its charter)

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           DELAWARE                     333-17827-01             51-0382622
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


300 DELAWARE AVENUE, SUITE 300 WILMINGTON, DE                        19801
  (Address of principal executive offices)                        (Zip Code)


                                 (302) 427-5818
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             ADDITIONAL REGISTRANTS

                                                                                           Address, including zip code
                                  State or other                                               and telephone number,
                                  jurisdiction of                                            including area code, of
Exact name of registrant as       incorporation or          Registration No./I.R.S.           registrant's principal
 specified in its charter          organization           Employer Identification No.           executive offices
 ------------------------          ------------           ---------------------------           -----------------

   ISP Chemicals Inc.                Delaware                     333-70144-08/               Route 95 Industrial Area
                                                                   22-3807357                         P.O. 37
                                                                                               Calvert City, KY 42029
                                                                                                   (270) 395-4165


    ISP Minerals Inc.                Delaware                     333-70144-07/           34 Charles Street Hagerstown, MD
                                                                   22-3807370                          21740
                                                                                                   (301) 733-4000


  ISP Technologies Inc.              Delaware                     333-70144-09/            4501 Attwater Avenue and State
                                                                   22-3807372                       Highway 146
                                                                                                Texas City, TX 77590
                                                                                                   (409) 945-3411

ITEM 8.01   OTHER EVENTS

International Specialty Holdings Inc. ("Holdings") and ISP Chemco Inc. ("Chemco"), ISP Chemicals Inc., ISP Minerals Inc. and ISP Technologies Inc. (the "Chemco Purchasers") announced today that they commenced cash tender offers to purchase all of the outstanding $200,000,000 in aggregate principal amount of the 10.625% Senior Secured Notes due 2009 issued by Holdings (the "Holdings Notes") and all of the outstanding $405,000,000 in aggregate principal amount of the 10.25% Senior Subordinated Notes due 2011 issued by the Chemco Purchasers (the "Chemco Notes"), as well as related consent solicitations to amend the indentures governing each of the Holdings Notes and the Chemco Notes. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS

(d)  Exhibits

The following is filed as an exhibit to this report:

99.1     Press Release dated January 19, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Date: January 19, 2006


                                            ISP CHEMCO INC.
                                            ISP CHEMICALS INC.
                                            ISP MINERALS INC.
                                            ISP TECHNOLOGIES INC.

                                            By: /s/ Roger J. Cope
                                                -------------------------------
                                                Roger J. Cope
                                                Senior Vice President and
                                                Interim Chief Financial Officer
                                                (Principal Financial Officer)

                                  EXHIBIT INDEX


Number            Description
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99.1              Press Release dated January 19, 2006